================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant To Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10,1999
                                                  -------------

                        PHILADELPHIA SUBURBAN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Pennsylvania                   1-6659                   23-1702594
    ---------------               -----------              --------------
    (State or other               (Commission              (IRS Employer
    jurisdiction of               File Number)             Identification
    incorporation)                                             Number)


   762 W. Lancaster Avenue, Bryn Mawr, Pennsylvania              19010
   ------------------------------------------------           ----------
        (Address of principal executive offices)              (Zip Code)


                                 (610) 527-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


================================================================================

     As indicated in the Registrant's Form 8-K as filed with the Securities and Exchange Commission on March 12, 1999 ("Form 8-K"), the financial and pro forma financial information required to be filed therewith would be filed not later 60 days after March 12, 1999. Accordingly, this Amendment No. 1 to Form 8-K ("Form 8-K/A") amends and modifies Item 7 of the Form 8-K to read in its entirety as follows:

Item 7. Financial Statements and Exhibits

    (a) Financial Statements of Business Acquired

        The financial statements of Consumers Water Company for the period ended December 31, 1998 and the notes thereto, and the report of Arthur Andersen LLP, independent auditors, thereon are filed as Exhibit 7.1 to this Form 8-K/A, and such Exhibit is incorporated herein by reference.

    (c) Exhibits

        7.1 Financial Statements of Consumers Water Company as of and for the year ended December 31, 1998.

        23.1 Consent of Arthur Andersen LLP.

                                    SIGNATURE
                                    ---------


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PHILADELPHIA SUBURBAN CORPORATION



Date: May 5, 1999                          Roy H. Stahl
                                   ---------------------------------
                                           Name:  Roy H. Stahl
                                           Title: Senior Vice President and
                                                  General Counsel

                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                                  Page
-------                                                                  ----

7.1       Financial Statements of Consumers Water Company as of and         5
          for the year ended December 31, 1998.

23.1      Consent of Arthur Andersen LLP.                                  26